Exhibit 10.9

AMENDMENT NO. 1 TO L BRANDS TO VS TRANSITION SERVICES AGREEMENT

This AMENDMENT NO. 1 TO L BRANDS TO VS TRANSITION SERVICES AGREEMENT (this “Amendment”) is dated as of July 20, 2022 and effective as of January 31, 2022 (the “Effective Date”), by and between Victoria’s Secret & Co., a Delaware corporation (“VS”), and Bath & Body Works, Inc. (formerly known as L Brands, Inc.), a Delaware corporation (“BBW”) (“Service Provider,” and together with VS, the “Parties”).

WHEREAS, VS and Service Provider entered into that certain L Brands to VS Transition Services Agreement, dated as of August 2, 2021 (the “Agreement”); and

WHEREAS, pursuant to Section 9.02 of the Agreement, VS and Service Provider desire to amend the Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties agree to supplement, modify and amend the Agreement as set forth below.

1.     Amendment. The Schedules to the Agreement are amended as outlined in the attached Exhibit A.

2.    Miscellaneous.

(a)    Except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect.

(b)    Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings given to them in the Agreement.

(c)    This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

(d)    This Amendment may be executed in two or more counterparts (delivery of which may occur via facsimile), each of which shall be binding as of the date first written above, and, when delivered, all of which shall constitute one and the same instrument. A facsimile signature or electronically scanned copy of a signature shall constitute and shall be deemed to be sufficient evidence of a Party’s execution of this Amendment, without necessity of further proof. Each such copy (or facsimile) shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF, this Amendment No. 1 to L Brands to VS Transition Services Agreement has been executed by the Parties effective as of the date first written above.

VICTORIA’S SECRET & CO. By: /s/ Timothy Johnson Name: Timothy Johnson Title: Chief Financial Officer
BATH & BODY WORKS, INC. By: /s/ Wendy C. Arlin Name: Wendy C. Arlin Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to L Brands to VS Transition Services Agreement]

EXHIBIT A

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